EXHIBIT 24

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Philip F. Anschutz, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $1,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of July 31, 2003.

/S/ PHILIP F. ANSCHUTZ
Philip F. Anschutz

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Thomas J. Donohue, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $1,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of July 31, 2003.

/S/ THOMAS J. DONOHUE
Thomas J. Donohue

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Archie W. Dunham, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $1,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of July 31, 2003.

/S/ ARCHIE W. DUNHAM
Archie W. Dunham

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Spencer F. Eccles, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $1,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of July 31, 2003.

/S/ SPENCER F. ECCLES
Spencer F. Eccles

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Ivor J. Evans, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $1,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of July 31, 2003.

/S/ IVOR J. EVANS
Ivor J. Evans

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Elbridge T. Gerry, Jr., a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $1,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of July 31, 2003.

/S/ ELBRIDGE T. GERRY, JR.
Elbridge T. Gerry, Jr.

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Judith Richards Hope, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $1,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of July 31, 2003.

/S/ JUDITH RICHARDS HOPE
Judith Richards Hope

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Richard J. Mahoney, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $1,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of July 31, 2003.

/S/ RICHARD J. MAHONEY
Richard J. Mahoney

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Steven R. Rogel, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $1,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of July 31, 2003.

/S/ STEVEN R. ROGEL
Steven R. Rogel

UNION PACIFIC CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS THAT I, Ernesto Zedillo, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint Richard K. Davidson, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $1,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of July 31, 2003.

/S/ ERNESTO ZEDILLO
Ernesto Zedillo

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